UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Allen Center 1200 Smith Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-8834

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On July 11, 2013, Genufood Energy Enzymes Corp. (the “Company”) entered into an Investment Agreement (the "Agreement") with Kodiak Capital Group, LLC ("Kodiak") in order to establish a source of funding for the Company.

Under the Agreement, Kodiak will provide the Company with up to $3,000,000 of funding.  During the term of the Agreement, the Company may request an investment from Kodiak by delivering a “put notice” to Kodiak notifying Kodiak of our intent to sell shares of our common stock to Kodiak in exchange for a purchase price.  The purchase price for the common stock identified in the put notice is equal to eighty percent of the lowest closing bid price of our common stock in the five trading days after the put notice.  Once the shares have been determined under a put notice and have been delivered to Kodiak, then Kodiak will be obligated to purchase the shares for the purchase price. The Company is under no obligation to submit any put notices under the Agreement.  Kodiak is only obligated to purchase the shares if a Registration Statement registering the shares has been declared effective by the Securities and Exchange Commission.  The Company intends to file a Registration Statement covering the Kodiak shares shortly.

There is no minimum amount the Company can request in a put notice at any one time.  The maximum amount the Company can request in a put notice at any one time is the full $3,000,000.  Notwithstanding the above, in no event shall Kodiak be required to purchase shares if, when  added to the number of shares of our common stock beneficially owned by Kodiak at that time, it would cause Kodiak to own more than 4.99% of our outstanding common stock.

The Agreement will be terminated:

•

when Kodiak has purchased $3,000,000 of our common stock under the Agreement;

•

twelve months after a Registration Statement registering the  shares under the Agreement becomes effective with the Securities and Exchange Commission; or

•

upon written notice by the Company to Kodiak.

The Agreement may be terminated:

•

in the  event  that  either  party  commits a  material  breach of the Agreement; or

•

either party becomes insolvent.

In connection with the Agreement, the Company:

•

issued Kodiak 937,500 shares of our common stock, restricted in accordance with Rule 144; and

•

paid Kodiak $15,000 as a document preparation fee.

Pursuant to the Agreement  each of the parties will  indemnify one another and the respective  party's  shareholders,  officers,  directors,  employees and agents  from and  against  any  actions  arising from the other party's  breach of the Agreement.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
10.1	Investment Agreement with Kodiak Capital Group, LLC dated July 11, 2013

10.2	Registration Rights Agreement with Kodiak Capital Group, LLC dated July 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: July 19, 2013	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director